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                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 14, 2002


                           AFFILIATED MANAGERS GROUP, INC.
                  (Exact name of Registrant as specified in charter)


                 DELAWARE                           0001-13459                    043218510
      (State or other jurisdiction                  (Commission                 (IRS employer
            of incorporation)                       file number)              identification no.)


                        600 HALE STREET, PRIDES CROSSING, MA 01965
                  (Address of principal executive offices) (Zip code)


                                    (617) 747-3300
                  (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

     On November 14, 2002, Affiliated Managers Group, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the period ended September 30, 2002 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Chief Financial Officer of the Company accompanied that filing. Copies of the certifications are furnished below.

     By this filing, the Company is not establishing the practice of filing all such certificates in the future and may discontinue such filings at any time.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AFFILIATED MANAGERS GROUP, INC.


Date:  November 14, 2002               By: /s/ Darrell W. Crate
                                           -----------------------------------
                                           Name: Darrell W. Crate
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer (and also as
                                                  Principal Financial and
                                                  Accounting Officer)


                                   ----------


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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, William J. Nutt, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose whatsoever.

                   By:   /s/ William J. Nutt
                         ---------------------------------
                   Name:  William J. Nutt
                   Title: Chairman and Chief Executive Officer



    I, Darrell W. Crate, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose whatsoever.

                   By:   /s/ Darrell W. Crate
                         ---------------------------------
                   Name:  Darrell W. Crate
                   Title: Executive Vice President, Chief Financial Officer and
                          Treasurer

November 14, 2002